Exhibit 99.3

APPENDIX

CARDINAL HEALTH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AND

GAAP / NON-GAAP RECONCILIATIONS AND DEFINITIONS

CARDINAL HEALTH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Cardinal Health, Inc. and subsidiaries (“Cardinal Health”) unaudited pro forma condensed consolidated financial statements included below consist of unaudited pro forma condensed consolidated statements of earnings for the nine months ended March 31, 2009 and for the fiscal years ended June 30, 2008 and 2007, unaudited pro forma condensed consolidated balance sheets as of March 31, 2009, June 30, 2008 and 2007, and unaudited pro forma condensed consolidated statements of cash flows for the nine months ended March 31, 2009 and for the fiscal years ended June 30, 2008 and 2007. The unaudited pro forma condensed consolidated financial statements included below have been derived from the historical condensed consolidated financial statements included in Cardinal Health’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and have been adjusted to present the estimated impact of the CareFusion businesses as discontinued operations. They do not show the planned distribution by CareFusion of $1.4 billion in cash to Cardinal Health in connection with the planned spin-off and the planned use of that cash to reduce Cardinal Health long-term obligations. Certain surgical and exam gloves, drapes and apparel and fluid management businesses that are currently part of the Clinical and Medical Products segment will be retained by Cardinal Health and will continue to be presented within continuing operations.

The unaudited pro forma condensed consolidated financial statements do not necessarily reflect the financial position and results of operations that will be presented within Cardinal Health’s consolidated financial statements subsequent to the completion of the planned spin-off of its clinical and medical products businesses. In addition, they do not reflect what the financial position and results of operations would have been if Cardinal Health had actually operated without the CareFusion businesses during the periods shown nor are they necessarily indicative of Cardinal Health’s future results of operations or financial condition. The assumptions and estimates used and pro forma adjustments derived from such assumptions are based on currently available information, and management believes such assumptions and estimates are reasonable under the circumstances.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

FOR THE NINE MONTHS ENDED MARCH 31, 2009

(in millions, except per Common Share amounts)	Historical Nine Months Ended March 31, 2009	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] Nine Months Ended March 31, 2009	Special Items	Impairments, Gain/ (Loss) on Sale of Assets and Other, Net	Non-GAAP Pro Forma[1] Nine Months Ended March 31, 2009
Revenue	$74,385.4	$(2,743.1)	$71,642.3			$71,642.3
Cost of products sold	70,202.8	(1,386.0)	68,816.8			68,816.8

Gross margin	4,182.6	(1,357.1)	2,825.5			2,825.5
			—			—

Selling, general and administrative expenses	2,584.2	(866.9)	1,717.3			1,717.3
Impairments, (gain)/loss on sale of assets and other, net	13.5	(2.3)	11.2		(11.2)	—
			—			—

Special items:			—			—
Restructuring charges	112.1	(44.1)	68.0	(68.0)		—
Acquisition integration charges	11.8	(9.7)	2.1	(2.1)		—
Litigation and other	0.5	—	0.5	(0.5)		—

Operating earnings	1,460.5	(434.1)	1,026.4			1,108.2

Interest expense and other	185.3	(78.8)	106.5			106.5

Earnings before income taxes and discontinued operations	1,275.2	(355.3)	919.9			1,001.7

Provision for income taxes	393.1	(56.6)	336.5	19.8	31.0	387.3

Earnings from continuing operations	882.1	(298.7)	583.4			614.4

Earnings / (loss) from discontinued operations	(3.7)	298.7	295.0			295.0

Net earnings	$878.4	$—	$878.4			$909.4

Basic earnings / (loss) per Common Share:
Continuing operations	$2.47	$(0.84)	$1.63
Discontinued operations	(0.01)	0.84	0.83

Net basic earnings per Common Share	$2.46	$—	$2.46

Diluted earnings / (loss) per Common Share:
Continuing operations	$2.44	$(0.83)	$1.61	$0.14	$(0.05)	$1.70
Discontinued operations	(0.01)	0.83	0.82

Net diluted earnings per Common Share	$2.43	$—	$2.43

Weighted average number of Common Shares outstanding:
Basic	357.3	357.3	357.3
Diluted	361.0	361.0	361.0	361.0	361.0	361.0

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

FOR THE FISCAL YEAR ENDED JUNE 30, 2008

(in millions, except per Common Share amounts)	Historical Fiscal Year Ended June 30, 2008	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] Fiscal Year Ended June 30, 2008	Special Items	Impairments, Gain/ (Loss) on Sale of Assets and Other, Net	Non-GAAP Pro Forma[1] Fiscal Year Ended June 30, 2008
Revenue	$91,091.4	$(3,682.0)	$87,409.4			$87,409.4
Cost of products sold	85,457.3	(1,880.4)	83,576.9			83,576.9

Gross margin	5,634.1	(1,801.6)	3,832.5			3,832.5

Selling, general and administrative expenses	3,414.8	(1,097.7)	2,317.1			2,317.1
Impairments, (gain)/loss on sale of assets and other, net	(32.0)	(1.3)	(33.3)		33.3	—

Special items:
Restructuring charges	65.7	(10.4)	55.3	(55.3)		—
Acquisition integration charges	44.9	(42.3)	2.6	(2.6)		—
Litigation and other	19.5	—	19.5	(19.5)		—

Operating earnings	2,121.2	(649.9)	1,471.3			1,515.4

Interest expense and other	171.4	(76.2)	95.2			95.2

Earnings before income taxes and discontinued operations	1,949.8	(573.7)	1,376.1			1,420.2

Provision for income taxes	633.9	(162.6)	471.3	16.0	(14.9)	472.4

Earnings from continuing operations	1,315.9	(411.1)	904.8			947.8

Earnings / (loss) from discontinued operations	(15.3)	411.1	395.8			395.8

Net earnings	$1,300.6	$—	$1,300.6			$1,343.6

Basic earnings / (loss) per Common Share:
Continuing operations	$3.67	$(1.15)	$2.52
Discontinued operations	(0.04)	1.15	1.11

Net basic earnings per Common Share	$3.63	$—	$3.63

Diluted earnings / (loss) per Common Share:
Continuing operations	$3.61	$(1.13)	$2.48	$0.17	$(0.05)	$2.59
Discontinued operations	(0.04)	1.13	1.09

Net diluted earnings per Common Share	$3.57	$—	$3.57

Weighted average number of Common Shares outstanding:
Basic	358.2	358.2	358.2
Diluted	364.0	364.0	364.0	364.0	364.0	364.0

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

FOR THE FISCAL YEAR ENDED JUNE 30, 2007

(in millions, except per Common Share amounts)	Historical Fiscal Year Ended June 30, 2007	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] Fiscal Year Ended June 30, 2007	Special Items	Impairments, Gain/ (Loss) on Sale of Assets and Other, Net	Non-GAAP Pro Forma[1] Fiscal Year Ended June 30, 2007
Revenue	$86,852.0	$(2,661.1)	$84,190.9			$84,190.9
Cost of products sold	81,606.7	(1,337.0)	80,269.7			80,269.7

Gross margin	5,245.3	(1,324.1)	3,921.2			3,921.2

Selling, general and administrative expenses	3,082.3	(777.7)	2,304.6			2,304.6
Impairments, (gain)/loss on sale of assets and other, net	17.3	(2.1)	15.2		(15.2)	—

Special items:
Restructuring charges	40.1	(7.7)	32.4	(32.4)		—
Acquisition integration charges	101.5	(92.1)	9.4	(9.4)		—
Litigation and other	630.4	—	630.4	(630.4)		—

Operating earnings	1,373.7	(444.5)	929.2			1,616.6

Interest expense and other	121.4	(68.6)	52.8			52.8

Earnings before income taxes and discontinued operations	1,252.3	(375.9)	876.4			1,563.8

Provision for income taxes	412.6	(100.6)	312.0	238.8	0.9	551.7

Earnings from continuing operations	839.7	(275.3)	564.4			1,012.1

Earnings from discontinued operations	1,091.4	275.3	1,366.7			1,366.7

Net earnings	$1,931.1	$—	$1,931.1			$2,378.8

Basic earnings / (loss) per Common Share:
Continuing operations	$2.13	$(0.70)	$1.43
Discontinued operations	2.76	0.70	3.46

Net basic earnings per Common Share	$4.89	$—	$4.89

Diluted earnings / (loss) per Common Share:
Continuing operations	$2.07	$(0.68)	$1.39	$1.07	$0.04	$2.50
Discontinued operations	2.70	0.68	3.38

Net diluted earnings per Common Share	$4.77	$—	$4.77

Weighted average number of Common Shares outstanding:
Basic	394.9	394.9	394.9
Diluted	404.7	404.7	404.7	404.7	404.7	404.7

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

AS OF MARCH 31, 2009

(in millions)	Historical March 31, 2009	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] March 31, 2009
Assets
Current assets (excluding assets held for spin-off/sale)	$16,304.9	$(1,629.3)	$14,675.6
Assets held for spin-off/sale	—	6,707.3	6,707.3

Total current assets	16,304.9	5,078.0	21,382.9

Property and equipment, net	1,724.0	(395.2)	1,328.8
Other long-term assets	7,505.9	(4,682.8)	2,823.1

Total assets	$25,534.8	$—	$25,534.8

Liabilities and Shareholders’ Equity
Current liabilities (excluding liabilities held for spin-off/sale)	$11,924.1	$(317.2)	$11,606.9
Liabilities held for spin-off/sale	2.4	1,322.2	1,324.6

Total current liabilities	11,926.5	1,005.0	12,931.5

Long-term obligations, less current portion and other short-term borrowings	3,303.1	(1.5)	3,301.6
Other long-term liabilities	1,870.7	(1,003.5)	867.2
Total shareholders’ equity	8,434.5	—	8,434.5

Total liabilities and shareholders’ equity	$25,534.8	$—	$25,534.8

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

AS OF JUNE 30, 2008

(in millions)	Historical June 30, 2008	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] June 30, 2008
Assets
Current assets (excluding assets held for spin-off/sale)	$14,043.8	$(1,845.6)	$12,198.2
Assets held for spin-off/sale	140.4	6,990.8	7,131.2

Total current assets	14,184.2	5,145.2	19,329.4

Property and equipment, net	1,737.2	(447.1)	1,290.1
Other long-term assets	7,526.8	(4,698.1)	2,828.7

Total assets	$23,448.2	$—	$23,448.2

Liabilities and Shareholders’ Equity
Current liabilities (excluding liabilities held for spin-off/sale)	$10,360.5	$(411.5)	$9,949.0
Liabilities held for spin-off/sale	15.4	1,307.5	1,322.9

Total current liabilities	10,375.9	896.0	11,271.9

Long-term obligations, less current portion and other short-term borrowings	3,687.4	(4.7)	3,682.7
Other long-term liabilities	1,637.4	(891.3)	746.1
Total shareholders’ equity	7,747.5	—	7,747.5

Total liabilities and shareholders’ equity	$23,448.2	$—	$23,448.2

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

AS OF JUNE 30, 2007

(in millions)	Historical June 30, 2007	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] June 30, 2007
Assets
Current assets (excluding assets held for spin-off/sale)	$14,544.5	$(1,798.6)	$12,745.9
Assets held for spin-off/sale	—	6,276.9	6,276.9

Total current assets	14,544.5	4,478.3	19,022.8

Property and equipment, net	1,647.0	(331.5)	1,315.5
Other long-term assets	6,962.3	(4,146.8)	2,815.5

Total assets	$23,153.8	$—	$23,153.8

Liabilities and Shareholders’ Equity
Current liabilities (excluding liabilities held for spin-off/sale)	$11,425.5	$(597.6)	$10,827.9
Liabilities held for spin-off/sale	34.2	1,369.0	1,403.2

Total current liabilities	11,459.7	771.4	12,231.1

Long-term obligations, less current portion and other short-term borrowings	3,457.3	(9.0)	3,448.3
Other long-term liabilities	859.9	(762.4)	97.5
Total shareholders’ equity	7,376.9	—	7,376.9

Total liabilities and shareholders’ equity	$23,153.8	$—	$23,153.8

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE NINE MONTHS ENDED MARCH 31, 2009

(in millions)	Historical Nine Months Ended March 31, 2009	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] Nine Months Ended March 31, 2009
Cash Flows From Operating Activities:
Net cash provided by operating activities - continuing operations	743.5	(612.6)	130.9
Net cash provided by / (used in) operating activities - discontinued operations	(3.9)	697.1	693.2

Net cash provided by operating activities	739.6	84.5	824.1

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(18.5)	—	(18.5)
Proceeds from sale of property and equipment	12.6	—	12.6
Additions to property and equipment	(263.1)	69.6	(193.5)

Net cash used in investing activities - continuing operations	(269.0)	69.6	(199.4)
Net cash used in investing activities - discontinued operations	—	(69.6)	(69.6)

Net cash used in investing activities	(269.0)	—	(269.0)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	1.0	—	1.0
Reduction of long-term obligations	(310.1)	3.0	(307.1)
Proceeds from long-term obligations, net of issuance costs	24.8	(0.3)	24.5
Proceeds from issuance of Common Shares	38.7	—	38.7
Net tax expense from stock options	(0.2)	—	(0.2)
Dividends on Common Shares	(150.1)	—	(150.1)

Net cash used in financing activities - continuing operations	(395.9)	2.7	(393.2)
Net cash used in financing activities - discontinued operations	—	(2.7)	(2.7)

Net cash used in financing activities	(395.9)	—	(395.9)

Net increase in cash and equivalents	74.7	84.5	159.2

Cash and equivalents at beginning of period	1,291.3	(480.4)	810.9

Cash and equivalents at end of period	$1,366.0	$(395.9)	$970.1

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE FISCAL YEAR ENDED JUNE 30, 2008

(in millions)	Historical Fiscal Year Ended June 30, 2008	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] Fiscal Year Ended June 30, 2008
Cash Flows From Operating Activities:
Net cash provided by operating activities - continuing operations	1,559.1	(413.9)	1,145.2
Net cash provided by/(used in) operating activities - discontinued operations	(47.0)	441.3	394.3

Net cash provided by operating activities	1,512.1	27.4	1,539.5

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(514.9)	559.3	44.4
Proceeds from sale of property and equipment	32.6	—	32.6
Additions to property and equipment	(376.1)	178.8	(197.3)
Sale of investment securities available for sale, net	132.0	—	132.0

Net cash provided by/(used in) investing activities - continuing operations	(726.4)	738.1	11.7
Net cash used in investing activities - discontinued operations	—	(738.1)	(738.1)

Net cash used in investing activities	(726.4)	—	(726.4)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	(0.5)	0.5	—
Reduction of long-term obligations	(21.5)	17.6	(3.9)
Proceeds from long-term obligations, net of issuance costs	303.5	(3.2)	300.3
Proceeds from issuance of Common Shares	227.9	—	227.9
Tax benefit from stock options	42.1	—	42.1
Dividends on Common Shares	(173.1)	—	(173.1)
Purchase of Common Shares in treasury	(1,181.6)	—	(1,181.6)

Net cash used in financing activities - continuing operations	(803.2)	14.9	(788.3)
Net cash used in financing activities - discontinued operations	—	(14.9)	(14.9)

Net cash used in financing activities	(803.2)	—	(803.2)

Net increase/(decrease)in cash and equivalents	(17.5)	27.4	9.9

Cash and equivalents at beginning of period	1,308.8	(507.8)	801.0

Cash and equivalents at end of period	$1,291.3	$(480.4)	$810.9

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA1 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE FISCAL YEAR ENDED JUNE 30, 2007

(in millions)	Historical Fiscal Year Ended June 30, 2007	Pro Forma Adjustment: Estimated Impact of Reclassifying the CareFusion Businesses to Discontinued Operations	Pro Forma[1] Fiscal Year Ended June 30, 2007
Cash Flows From Operating Activities:
Net cash provided by operating activities - continuing operations	1,003.0	(445.7)	557.3
Net cash provided by operating activities - discontinued operations	220.1	44.4	264.5

Net cash provided by operating activities	1,223.1	(401.3)	821.8

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(1,629.8)	1,489.1	(140.7)
Proceeds from sale of property and equipment	9.2	(1.3)	7.9
Additions to property and equipment	(357.4)	94.0	(263.4)
Sale of investment securities available for sale, net	366.5	—	366.5

Net cash used in investing activities - continuing operations	(1,611.5)	1,581.8	(29.7)
Net cash provided by investing activities - discontinued operations	3,148.7	(1,581.8)	1,566.9

Net cash provided by investing activities	1,537.2	—	1,537.2

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	(38.9)	—	(38.9)
Reduction of long-term obligations	(784.0)	126.1	(657.9)
Proceeds from long-term obligations, net of issuance costs	1,453.4	(3.4)	1,450.0
Proceeds from issuance of Common Shares	552.6	—	552.6
Tax benefit from stock options	29.9	—	29.9
Dividends on Common Shares	(144.4)	—	(144.4)
Purchase of Common Shares in treasury	(3,662.0)	—	(3,662.0)

Net cash used in financing activities - continuing operations	(2,593.4)	122.7	(2,470.7)
Net cash used in financing activities - discontinued operations	(45.4)	(122.7)	(168.1)

Net cash used in financing activities	(2,638.8)	—	(2,638.8)

Net increase/(decrease)in cash and equivalents	121.5	(401.3)	(279.8)

Cash and equivalents at beginning of period	1,187.3	(106.5)	1,080.8

Cash and equivalents at end of period	$1,308.8	$(507.8)	$801.0

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA¹ SEGMENT BUSINESS ANALYSIS (UNAUDITED)

	For the Nine Months Ended March 31, 2009	Fiscal

(in millions)		2008	2007
PHARMACEUTICAL

Pro Forma Revenue
Amount	$65,654	$79,598	$76,985

Pro Forma Segment Profit
Amount	$788	$1,084	$1,291
Mix	71%	73%	79%
Pro Forma Segment Profit Margin	1.20%	1.36%	1.68%

	For the Nine Months Ended March 31, 2009	Fiscal

(in millions)		2008	2007
MEDICAL

Pro Forma Revenue
Amount	$6,002	$7,818	$7,213

Pro Forma Segment Profit
Amount	$321	$411	$353
Mix	29%	27%	21%
Pro Forma Segment Profit Margin	5.34%	5.26%	4.89%

[1]

Pro forma reflects the estimated impact of CareFusion as discontinued operations. See page 1 of this appendix for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

RECONCILIATIONS AND DEFINITIONS

GAAP

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Operating Cash Flow: net cash provided by operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Net Working Capital Days: receivable days plus days inventory on hand minus payable days

NON-GAAP

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) special items and (2) impairments, (gain)/loss on sale of assets and other, net, each net of tax¹

Non-GAAP Operating Earnings: operating earnings excluding (1) special items and (2) impairments, (gain)/loss on sale of assets and other, net

¹	Cardinal Health’s previously reported non-GAAP earnings from continuing operations for the third quarter of fiscal 2009 and its current fiscal 2009 non-GAAP EPS from continuing operations guidance also excludes costs incurred in connection with the company’s plans to spin off its clinical and medical product’s businesses that are not included in special items or impairments, (gain)/loss on sale of assets and other, net. These costs are included in discontinued operations in Cardinal Health’s pro forma condensed consolidated financial statements.

Forward-looking non-GAAP financial measures

Cardinal Health presents non-GAAP earnings from continuing operations (and presentations derived from this financial measure) on a forward-looking basis. The most directly comparable forward-looking GAAP measure is earnings from continuing operations. Cardinal Health is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most comparable forward-looking GAAP measure because the company cannot reliably forecast special items, impairments, (gain)/loss on sale of assets and other, net and other spin-off costs, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the company’s future financial results.